GUIDESTONE FUNDS

Supplement dated September 16, 2016

to

Prospectus dated May 1, 2016, as supplemented

This supplement provides new information beyond that contained in the Prospectus identified above. It should be retained and read in conjunction with that Prospectus.

I.            REVERSE SHARE SPLIT FOR THE INSTITUTIONAL CLASS SHARES OF LOW-

            DURATION BOND FUND, MEDIUM-DURATION BOND FUND, EXTENDED-

            DURATION BOND FUND, EQUITY INDEX FUND, VALUE EQUITY FUND,

            GROWTH EQUITY FUND, SMALL CAP EQUITY FUND, AND

            INTERNATIONAL EQUITY FUND

On September 15-16, 2016, the Board of Trustees of GuideStone Funds (“Board”) approved a reverse share split of the issued and outstanding shares of the Institutional Class of Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (each a “Fund” and together, the “Funds”) (collectively, the “Reverse Split”). As a result of the Reverse Split, for each one share of the Institutional Class of each Fund a shareholder currently holds, the shareholder will receive a proportional number of Institutional Class shares of the Fund with the same dollar value, in accordance with a ratio calculated in order to result in each Institutional Class share having a net asset value (“NAV”) substantially equivalent to each Investor Class share of the Fund. For illustration purposes, based on the NAVs as of August 24, 2016, the ratio would be calculated in accordance with the table below:

Fund	Reverse Share Split Ratio
Low-Duration Bond Fund	1:0.6292919
Medium-Duration Bond Fund	1:0.4611812
Extended-Duration Bond Fund	1:0.2192982
Equity Index Fund	1:0.3778421
Value Equity Fund	1:0.3825405
Growth Equity Fund	1:0.4281236
Small Cap Equity Fund	1:0.4941967
International Equity Fund	1:0.7396061

Shareholders of record in the Institutional Class of each Fund at the close of business on October 14, 2016, will participate in the Reverse Split, and the ratio for the Reverse Split will be calculated as of that date. Each Fund will effect the Reverse Split after the close of the securities markets on October 14, 2016.

The Institutional Class shares of each Fund will be offered, sold, and redeemed on a Reverse Split-adjusted basis beginning October 17, 2016. The total dollar value of your investment in your Fund(s) will be unchanged. The Reverse Split should not be a taxable event, nor does it have an impact

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on any Fund’s holdings or its performance. However, there are potential economic effects to taxable shareholders in the Funds. Because the Funds pay capital gain distributions on a per share basis and the number of Institutional Class shares of each Fund are being reduced, the post-Reverse Split capital gain distributions paid to the Institutional Class shareholders will be reduced accordingly and the amount of capital gain distributions paid to the Investor Class shareholders will increase proportionally.

Reason for the Reverse Split

The Board approved the Reverse Split in order to bring the net asset value per share “(NAV”) of the Institutional Class of each Fund in line with the NAV of the Fund’s Investor Class. In the case of each Fund, because the Institutional Class was established and offered after the Investor Class with a different initial share price, the two classes had a variance in their respective NAVs. The Reverse Split is designed to reduce the variance between the NAVs in order for shares of the Institutional Class and shares of the Investor Class to have approximately the same NAV.

The Value of Your Investment Remains the Same

There will be no change in the aggregate dollar value of your investment as a result of the Reverse Split, and you will continue to own the same percentage (by value) of the Fund’s outstanding shares immediately following the Reverse Split as you did immediately prior to the Reverse Split, as illustrated in the hypothetical example below (which assumes a 1-for-0.3825405 Reverse Split).

Hypothetical Example	Pre-Reverse Split	Post-Reverse Split
Number of shares owned	1,000.000	382.541
NAV	$7.80	$20.39
Total investment value	$7,800.00	$7,800.00

Your next account statement after the Reverse Split is completed on October 14, 2016, will detail specific information based on your Fund holdings. We are available to answer any questions you may have regarding this transaction. Please call 1-888-GS-FUNDS (888-473-8637), Monday through Friday, 7:00 a.m. to 6:00 p.m., Central time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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